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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               September 12, 2007

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                         BREITBURN ENERGY PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)

         Delaware                   001-33055             74-3169953
(State or other jurisdiction of    (Commission          (I.R.S. Employer
incorporation or organization)      File Number)       Identification No.)

                       515 South Flower Street, Suite 4800
                              Los Angeles, CA 90071
                     (Address of principal executive office)

                                 (213) 225-5900
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On September 12, 2007, BreitBurn Energy Partners L.P. (the "Partnership") issued a press release announcing the execution of an agreement to acquire natural gas, oil and midstream assets from Quicksilver Resources Inc., a related equity financing transaction, an amended bank credit facility and a proposed increase in the Partnership's quarterly distribution. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein solely for the purposes of this Item 7.01 disclosure.

The information set forth in this Current Report on Form 8-K provided under Item
7.01 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.


 Item 9.01  Financial Statements and Exhibits.

     (d) Exhibits.


99.1 BreitBurn Energy Partners L.P. press release announcing acquisition agreement and related matters dated September 12, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BREITBURN ENERGY PARTNERS L.P.

                                            By: BREITBURN GP, LLC,
                                                its general partner



Dated: September 12, 2007                   By: /s/ Randall H. Breitenbach
                                                --------------------------------
                                                Randall H. Breitenbach
                                                Co-Chief Executive Officer

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                                  EXHIBIT INDEX

99.1 BreitBurn Energy Partners L.P. press release announcing acquisition agreement and related matters dated September 12, 2007.